W. Bruce Turner
                       President & Chief Executive Officer

                                 Jaymin B. Patel
                 Senior Vice President & Chief Financial Officer
  Fiscal Year 2004 - Second Quarter Earnings Conference CallSeptember 12, 2003

Safe Harbor Act. . .

|X| Comments made during this presentation may contain forward-looking statements, including, without limitation, statements relating to the future operations and financial performance of the Company and the Company's future strategies. Such forward-looking statements reflect management's assessment based on information currently available, but are not guarantees and are subject to risks and uncertainties, which would cause the results to differ materially from those contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth here and in the Company's filings with the SEC, including our Fiscal 2003 10K and subsequent filings.

 Agenda. . .

|X|      W. Bruce Turner, Chief Executive Officer

         o    Welcome

         o    Q2 and YTD Performance Review

         o    Strategic Progress Report

         o    Status of Acquisitions


|X|      Jaymin B. Patel, Chief Financial Officer

         o    Review of Q2 and YTD Financial Results

         o    Updated Guidance for Fiscal Year 2004 and Q3


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FY'04 Customer Successes. . .

                                           Base Term                 Points               Base Term
                                        Contract Value               of Sale            [Extensions]
                                        ($ in millions)          (in thousands)          (in years)
                                    ------------------------ ------------------------ ------------------
Rhode Island                                   700                     4.3                     20
Florida                                        160                     9.1                   6[4]
Michigan                                       145                     7.8                      5
Trinidad & Tobago                               70                     0.7                   5[2]
Wisconsin                                       50                     3.3                   5[4]
Sweden                                          20                    10.0                      2
New Zealand                                      5                     0.9                   5[3]
Idaho*                                           5                     0.5                      3

*Department of Fish & Game


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

            Before ES                                                                          With ES
-----------------------------------                                              -------------------------------------
         Single terminal                         Points of Access...                 Traditional lottery, Lottery
                                                                                      Inside, SSTs, Interactive
-----------------------------------                                              -------------------------------------

-----------------------------------                                              -------------------------------------
     Limited reusability and                        Middleware...                  Substantial reusability and much
           flexibility                                                                   improved flexibility
-----------------------------------                                              -------------------------------------

-----------------------------------                                              -------------------------------------
                                                                                     General purpose transaction engine
                                                                                               driving:
                                                                                               Lottery
                                                                                             Fish & Game
        Primarily lottery                          Applications...                           Bill Payments
                                                                                           Pre-paid Top-ups
                                                                                     Business Management Support
-----------------------------------                                              -------------------------------------



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Fiscal Year 2004 - Second Quarter Earnings Call

Lottery Contract Rebid Summary. . .

|X|  Completed major rebid cycle

|X|  Secured $800 million of annual recurring service revenues

|X| Long-term contracts provide visible and predictable service revenue and cash flow streams. . .

     o    Average contract length approximately 6 years (including extensions)

|X|  Over 85% of FY'05 service revenues under contract



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Fiscal Year 2004 - Second Quarter Earnings Call

Acquisition Update. . .

|X|      Polcard

          o    Deal closed in May

          o    Integration on track


|X|      Interlott

          o    Shareholder meeting on September 17th

          o    Expected to close September 18th

|X|      Interlott Q2 results

          o    Quarterly revenues +21%

          o    Increased earnings per share

Fiscal Year 2004 - Second Quarter Earnings Call

Key Financial Highlights. . .
Q2 FY'04 vs FY'03


|X|      Total Revenue                        +26%
          o    Service Revenues               +13%       Strong same store sales

|X|      Gross Profits                        +29%
          o    Service gross profits          +24%       Robust margins - 44.2%

|X|      Operating Income                     +25%

|X|      Net Income                           +27%

|X|      Diluted Earnings Per Share           +12%       Reflects impact of convertible bond



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 Fiscal Year 2004 - Second Quarter Earnings Call

Service Revenue Analysis. . .
Q2 FY'04 vs FY'03

                                 U.S.                 International
                               Lottery                   Lottery             Commercial Services        GTECH Total
                            $M           %           $M            %            $M           %         $M         %
                        ------------ ---------- ------------- ------------- ------------ ---------- ---------- ---------
FY'03                      121                      77                          13                     211
Same Store Sales             6           +5%         9           +11%            1          +11%        16         +7%
Net, All Other*              3           +3%         2            +2%            6          +46%        11         +6%
FY'04                      130           +8%        88           +13%           20          +57%       238        +13%

*Reflects contract wins, jackpot activity, contractual rate changes, foreign exchange changes

Fiscal Year 2004 - Second Quarter Earnings Call


Key Financial Highlights. . .
Q2 FY'04 vs FY'03

|X|      Total Revenue                      +26%

          o    Service Revenues             +13%       Strong same store sales

|X|      Gross Profits                      +29%

          o    Service gross profits        +24%       Robust margins - 44.2%

|X|      Operating Income                   +25%

|X|      Net Income                         +27%

|X|      Diluted Earnings Per Share         +12%       Reflects impact of convertible bond


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Fiscal Year 2004 - Second Quarter Earnings Call

Cash Flow. . .
Q2 FY'04

[GRAPHIC OMITTED]



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Fiscal Year 2004 - Second Quarter Earnings Call

FY'04 YTD Revenues. . .

[GRAPHIC OMITTED]


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Fiscal Year 2004 - Second Quarter Earnings Call

Cash Flow. . .
YTD FY `04

[GRAPHIC OMITTED]



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Fiscal Year 2004 - Second Quarter Earnings Call

Return on Capital Employed. . .
Six months ended August 23, 2003

[GRAPHIC OMITTED]



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Fiscal Year 2004 - Second Quarter Earnings Call

FY'04 Guidance. . .
As of September 12, 2003

                                                                  FY'04
------------------------------------------------------------------------
Service Revenue Growth 1                                         7% - 8%

Product Sales 1                                            $120M - $130M

Service Gross Profit Margins                                  42% - 44%

Product Sales Gross Profit Margins                            32% - 34%

Earnings per Share Excluding One-Time Gain 2               $2.65 - $2.75

Reported Earnings per Shar e2                              $2.70 - $2.80

Net Cash Invested                                          $370M - $380M


1    Includes acquisition of PolCard and Interlott

2 Based on Diluted Share Estimate of 65.0M Shares, reflecting impact of convertible bond dilution


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 Fiscal Year 2004 - Second Quarter Earnings Call

 Q3 FY'04 Guidance. . .
 As of September 12, 2003

                                                                        Q3 FY'04
--------------------------------------------------------------------------------
Service Revenue Growth 1                                                8% - 10%

Product Sales 1                                                      $40M - $45M

Service Gross Profit Margins                                           40% - 42%

Product Sales Gross Profit Margins                                     36% - 38%

Earnings per Share Excluding One-Time Gain 2                       $0.55 - $0.60

Reported Earnings per Share 2                                      $0.60 - $0.65


1    Includes acquisition of PolCard and Interlott

2 Based on Diluted Share Estimate of 66.7M Shares, reflecting impact of convertible bond dilution